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                                                                       Exhibit D


                              STOCK OPTION CONTRACT

         THIS STOCK OPTION CONTRACT made by and between MAGNETIC TECHNOLOGIES CORPORATION, having its offices located at 770 Linden Avenue, Rochester, New York 14625 ("the Company") and GORDON H. McNEIL, residing at 44 Oak Meadow Trail, Pittsford, New York 14534 ("the Employee").

         WHEREAS, the Company desires to provide an incentive to the Employee to maintain an employment relationship with the Company by enabling the Employee to share in the success of the Company through an equity interest; and

         WHEREAS, in the judgment of the Company's Board of Directors, the fair market value of the Company's Common Stock on May 19, 1992 (the date this Stock Option Contract was authorized) was $3.50 per share;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the Company hereby grants to the Employee an option to purchase an aggregate of one hundred thousand (100,000) shares of the Company's $.15 par value Common Stock ("the Shares") at a price of Three Dollars and Fifty Cents ($3.50) per Share, pursuant to the following terms and conditions of this contract.

         1. TERM. The term of the stock option granted hereunder (that is, the period during which it may be exercised by the Employee in whole or in part) will commence on the date of this Contract and will expire upon the earliest to occur of the following dates: (a) May 18, 1997; (b) upon the mutual written agreement of the Company and the Employee; and (c) in the event that the Employee's employment with the Company becomes terminated, at the conclusion of the following applicable time period:

                  A. In the event that the Employee's employment with the Company shall be terminated for any reason other than death, the Employee may exercise all rights hereunder for a period of thirty (30) days after such employment termination; provided, however, that if such termination is by reason of either the retirement of the Employee (as mutually agreed upon by the Company and the Employee) or the disability of the Employee, the exercise period will be one (1) year after such event, rather than 30 days. For purposes hereof, the Employee's employment status will be considered to remain intact during any period in which the Employee is on sick leave, military duty or other bona fide leave of absence to the extent that such leave does not exceed the greater of (i) six (6) months or (ii) that period during which the Employee has a right by statute or contract to resume such employment.

                  B. In the event that the Employee shall die prior to the complete exercise of all rights under this Contract, the then unexercised portion hereof may be exercised in whole or in part for a period of six (6) months after the date of the



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         Employee's death, either by the Employee's estate or by or on behalf of such persons as to whom the Employee's rights hereunder shall pass under the Employee's Will or by the laws of descent and distribution.

         2. EXERCISE PROCEDURE. In order to exercise the stock option granted hereunder, in whole or in part, the Employee must give written notice to the Company, directed to its Secretary at its principal office, such notice to:

                  A. Specify the number of Shares being purchased and the purchase price being paid therefor, accompanied by payment in full of such purchase price; and

                  B. Contain, in form and substance satisfactory to counsel for the Company, written acknowledgements, representations and covenants by the Employee with respect to such limitations on the transferability of the Shares as counsel for the Company may in its sole discretion determine to be in effect at that time by reason of the non-registration of the Shares under the Securities Act of 1933 as amended ("the Act"), including the Employee's (i) acknowledgement that the Shares are being purchased under a claim of exemption from registration under the Act as a transaction not involving a public offering, (ii) representations and warranties that the Shares are being acquired for investment purposes and not with a view to the distribution thereof, and (iii) agreement not to transfer, encumber or dispose of the Shares unless (x) a registration statement with respect to the Shares shall be effective under the Act and there shall have been compliance with applicable state laws or (y) in compliance with Rule 144 or some other exemption from registration under the Act.

The Company will issue stock certificate(s) to the Employee representing the Shares purchased by the Employee hereunder as soon as practical after the Company's receipt of the aforementioned notice and payment, including clearance of funds. Each such certificate shall contain such restrictive legends as may be established by counsel for the Company evidencing the aforementioned transfer restrictions. The Employee will acquire rights as a stockholder of the Company with respect to the Shares so purchased upon the date of the issuance of such stock certificate(s).

         3. NON-ASSIGNABILITY. The rights granted under this Contract may not be assigned, pledged or transferred by the Employee, except by Will or the laws of descent or distribution as set forth in Paragraph 1 hereof.

         4. ANTI-DILUTION. The aggregate number and kind of Shares represented by the stock option granted under this Contract, and the exercise price of such option, will be automatically proportionately adjusted or changed to reflect any increase, decrease or change in the total outstanding shares of the Company's Common Stock resulting from a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of stock or similar transaction which may occur subsequent to the date hereof but prior to the exercise of any rights under this Contract (but not by reason of

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the issuance or purchase of the Company's Common Stock in consideration of money, services or property).

         5. RESERVATION OF SHARES. Because of the substantial conditions which must be met to entitle the Employee to exercise the stock option rights hereunder, the Company's Board of Directors will be under no obligation to reserve the Shares under this Contract, and no particular shares of the Company's Common Stock will be construed as optioned or reserved for the Employee pursuant to this Contract. The Company will be deemed to have complied with the terms of this Contract if, at the time of the Employee's exercise of rights hereunder, it has a sufficient number of authorized and unissued shares of Common Stock available for such purpose. Neither this Contract nor any subsequent reservation of the Shares for the Employee will be construed as constituting the establishment of a trust of the Shares.

         IN WITNESS WHEREOF, the parties hereto have executed this Contract as of May 19, 1992, in several counterparts, each of which shall be considered to be an original and at least one of which has been delivered to each party hereto.

                                    MAGNETIC TECHNOLOGIES CORPORATION

                                         By:      /s/ Isadore Diamond
                                                  -----------------------------
                                                  Isadore Diamond, Chairman


                                                  THE EMPLOYEE:

                                                  /s/ Gordon H. McNeil
                                                  -----------------------------
                                                  Gordon H. McNeil



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                       AMENDMENT TO STOCK OPTION CONTRACT

The undersigned, MAGNETIC TECHNOLOGIES CORPORATION, having its offices located at 770 Linden Avenue, Rochester, New York 14625 ("the Company") and GORDON H. McNEIL, residing at 44 Oak Meadow Trail, Pittsford, New York 14534 ("the Employee") hereby agree that Paragraph 1. ("TERM.") of a certain Stock Option Contract dated May 19, 1992, is hereby amended to change the date which appears on the fifth line of said Paragraph 1 from "May 18, 1997" to the new date of May 18, 2002. The parties further agree that the purpose of the aforesaid amendment is to extend the term of the Stock Option Contract for a period of five years unless said Contract becomes sooner terminated pursuant to the other terms of said Paragraph 1.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of May 18, 1997, in several counterparts, each of which shall be considered to be an original and at least one of which has been delivered to each party hereto.

                                            MAGNETIC TECHNOLOGIES CORPORATION

                                            By: /s/ Isadore Diamond
                                                --------------------------------
                                                Isadore Diamond, Chairman

                                            THE EMPLOYEE

                                            By: /s/ Gordon H. McNeil
                                                --------------------------------
                                                Gordon H. McNeil